UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                November 27, 2006
                Date of Report (Date of earliest event reported)


                            HARVEY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

         NEW YORK                     1-4626                  13-1534671
----------------------------    ------------------        --------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                       Identification Number)

                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
                  ---------------------------------------------
               (Address of principal executive office) (Zip Code)

Registrant's telephone number, including area code:  (201) 842-0078

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
          (17CFR240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On November 27, 2006, the Registrant's Board of Directors appointed members to its Audit Committee and Compensation Committee as follows: (1) Audit Committee - Patrick Hobbs, Ira Lamel, and Jonathan Stearns; and (2) Compensation Committee - Robert Albus, Scott Galloway, and Jonathan Stearns. For biographies of each of these individuals, see the Registrant's definitive proxy statement dated September 21, 2006.

Item 8.01 Other Events

     On November 10, 2006, the Registrant issued a press release announcing the completion of a $4 million equity infusion led by Trinity Investment Partners, LLC, the appointment of new Board members in connection with the transaction, and the completion of a 1 for 4 reverse stock split. The financing, on a pro forma basis at July 29, 2006, increased shareholders' equity to $5,013,335.

Item 9.01 Financial Statements and Exhibits

Exhibit No. Description

99.1     Pro Forma Balance Sheet


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          HARVEY ELECTRONICS, INC.


                          By: /s/ Joseph J. Calabrese
                              -----------------------------------------------
                              Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary

Date:  November 29, 2006

Exhibit 99.1
Pro Forma Balance Sheet Data


                            Harvey Electronics, Inc.
                    Pro Forma Balance Sheet Data (Unaudited)

                                               July 29, 2006       Debits            Credits             Pro Forma Balance Sheet at
                                                 as reported                                                    July 29, 2006
                                             --------------------------------------------------------------------------------------
Assets
Current assets:
   Cash and cash equivalents                            $18,900                                                            $18,900
   Investments, at market value                               -     $4,000,000(1)        700,000(2), (3)                 3,250,000
                                                                                          50,000(4)
   Accounts receivable, less allowance                  552,593                                                            552,593
     of $20,000
   Inventories                                        6,834,331                                                          6,834,331
   Prepaid expenses and other current assets            280,488                                                            280,488
   Deferred taxes                                             -                                                                  0
                                             -------------------                                         --------------------------
Total current assets                                  7,686,312                                                         10,936,312
                                             -------------------                                         --------------------------
Property and equipment:
   Leasehold improvements                             4,610,951                                                          4,610,951
   Furniture, fixtures and equipment                  2,991,440                                                          2,991,440
   Internet website                                     461,870                                                            461,870
                                             -------------------                                         --------------------------
                                                      8,064,261                                                          8,064,261
   Less accumulated depreciation and                  5,158,339                                                          5,158,339
     amortization
                                             -------------------                                         --------------------------
                                                      2,905,922                                                          2,905,922

Intangible asset-software, less accumulated             121,476                                                            121,476
amortization of $37,331
Deferred taxes                                                -                                                                  0
                                                                                                         --------------------------
Goodwill                                                125,000                                                            125,000
Reorganization value in excess of amounts
allocable to
  identifiable assets                                   283,440                                                            283,440
Other assets, less accumulated amortization             953,124                                                            953,124
of $314,794
                                             -------------------                                         --------------------------
Total assets                                        $12,075,274                                                        $15,325,274
                                             ===================                                         ==========================
Liabilities and shareholders' equity
Current liabilities:
  Trade accounts payable                             $2,402,883                                                         $2,402,883
  Customer deposits                                   1,570,979                                                          1,570,979
  Accrued expenses and other current                  1,576,832                          275,000(5)                      1,881,832
liabilities
                                                                                          30,000(6)
  Revolving line of credit facility                   3,939,138      3,894,138(9)                                           45,000


  Income taxes payable                                   31,779                                                             31,779
  Cumulative Preferred Stock dividends                    4,654                                                              4,654
payable
  Current portion of long-term debt                      58,289                                                             58,289
                                                                                                         --------------------------
                                             -------------------
Total current liabilities                             9,584,554                                                          5,995,416
                                             -------------------                                         --------------------------

                                                                                                         --------------------------
Long-term liabilities:
  Revolving line of credit facility                                                    3,894,138(9)                      3,894,138
  Long-term debt                                         27,891                                                             27,891
  Deferred rent                                         394,494                                                            394,494
                                             -------------------                                         --------------------------
Total long-term liabilities                             422,385                                                          4,316,523
                                             -------------------                                         --------------------------

Shareholders' equity:
  8-1/2% Cumulative Convertible Preferred
Stock, par value $1,000 per share;
authorized 10,000 shares; issued and
outstanding 600 shares (aggregate
liquidation preference--$600,000)                      275,682                                                            275,682

  8% Cumulative Convertible Series B
Preferred Stock, par value $1,000 per
share; authorized 4,400 shares; issued
 and outstanding 4,350 shares (aggregate
liquidation preference--$4,350,000)                           -                        4,000,000(1)                      4,350,000
                                                                                         350,000(4)

Common Stock, par value $.01 per share;                  35,086         26,315(8)                                            8,771
authorized 7,500,000 shares; issued and
outstanding; 877,146 shares--(10)

  Additional paid-in capital                          8,436,384        350,000(2)                                        7,362,699
                                                                       350,000(3)         26,315(8)
                                                                       350,000(4)
                                                                        50,000(4)


  Accumulated deficit                               (6,678,817)                                                        (6,983,817)
                                                                       275,000(5)
                                                                        30,000(6)


                                             -------------------                                         --------------------------
Total shareholders' equity                            2,068,335                                                          5,013,335
                                             -------------------                                         --------------------------
Total liabilities and shareholders' equity          $12,075,274                                                        $15,325,274
                                             ===================                                         ==========================


Pro forma adjustments:

(1) As adjusted from the issuance of 4,350 shares of 8% Convertible Preferred Stock, at $1,000 par value.

(2)  As adjusted for the reimbursement of fees to Trinity of $350,000

(3) As adjusted for professional fees, filing fees and other related costs of the Transaction of $350,000.

(4) As adjusted for the value of the 8% Convertible Preferred Stock issued to the Placement Agent of $350,000 plus $50,000 payable to a charity chosen by the Placement Agent.

(5) As adjusted to record compensation expense ($275,000) relating to Michael Recca's and Franklin Karp's severance agreements.

(6) Represents retention bonuses accrued from May 1, 2006 to October 31, 2006 for key management. These bonuses are payable quarterly for two and one-half years, if the eligible officer remains with the Company.

(7)  Not used.

(8) As adjusted, to give effect to a 1 for 4 reverse stock split of the Company's common's common stock. The Company's common stock was reduced by $26,315 and additional paid-in capital was increased by $26,315 to give effect to the reverse stock split.

(9) Reclass of the revolver to Long term classification from short term classification as bank covenants have been met after the funding.